Exhibit 10(xiii)

                  EXCHANGE OF STOCK AND OTHER ASSETS AGREEMENT


     THIS  AGREEMENT  BY  AND  BETWEEN  FAB  GLOBAL,   INC.  (FABG),  a  Georgia
corporation, and WAVECOUNT, INC. (WVCI),a Delaware corporation, is made this 11th day of February, 2000.

     FOR AND IN CONSIDERATION OF THE MUTUAL PROMISES HEREIN MADE, and other good and valuable consideration, the parties hereto agree as follows:

     1. On the closing hereof, or such other date as the parties may agree, FABG shall convey to WVCI 5, 830,000 shares of its voting common stock.
Simultaneously, or as soon thereafter as reasonably practicable, FABG shall amend its charter to change its name to Dupont Direct Financial Holdings, Inc.
(DDFH), and shall appoint Elroy Drake, Marc Greenspan, Steven A. Muchnikoff, David W. Parsons, and Randy M. Strausberg as new directors, to serve until their successors have been duly chosen. Upon the completion of these actions, Sally A. Fonner shall resign as the incumbent sole director and Chief Executive Officer. All requisite conforming modifications to FABG's organic documents shall be undertaken forthwith.

     2. Concurrently with the foregoing, or as expeditiously as possible thereafter in conformity with all requisite legal and other regulatory requirements, WVCI shall convey all of its rights, titles, and interests in and to (1) Dupont Securities Group, Inc. (DSGI); (2) Wavecount Futures, Inc.; (3) Native American Financial Services, Inc.; (4) Wavecount Asset Management, Inc.;
(5) A Letter of Intent to acquire B&S Portfolio Management GmbH; (6) 250,000 shares of Immediate Entertainment Group, Inc.; (7) 250,000 shares of Chariot International Holdings, Inc.; and (8) 300,000 shares of Kings Road Entertainment, Inc. to FABG/DDFH.

         3. This Agreement shall be governed under the laws of New York, without regard to the conflicts of laws provisions thereof.


FAB Global, Inc.                                    Wavecount, Inc.


     /s/ _______________                            __ /s/____________________
Sally A. Fonner                                     Randy M. Strausberg
President and Chairman                              President and Chairman